UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2015

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

516-466-3100
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐⁪ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐⁪ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐⁪ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐⁪ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

At our annual meeting of shareholders held on March 9, 2015, all of the proposals presented by us were approved. The proposals are described in detail in our definitive proxy statement dated January 16, 2015.

Proposal 1

At the meeting, the following trustees were elected for a three year term (with the votes as indicated):

	For	Against	Abstain	Broker Non-Votes
Alan Ginsburg	10,446,954	28,424	3,417	2,510,515
Jeffrey A. Gould	10,445,565	29,875	3,356	2,510,514
Jonathan H. Simon	10,449,969	25,386	3,441	2,510,514

Proposal 2

At the meeting, the proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ended September 30, 2015 was approved (with the votes as indicated):

For	Against	Abstain
12,937,086	44,535	7,688

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

Date: March 9, 2015	By:	/s/ David W. Kalish
David W. Kalish
Senior Vice President - Finance